Nonoperating Income (Expense) (FY)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Nonoperating Income (Expense)	NONOPERATING INCOME (EXPENSE)
The following sets forth the components of the Company’s other income (expense), net ($ in millions):

	2023	2022	2021
Other components of net periodic benefit costs	$1	$1	$(2)
Unrealized investment gains (losses)	(15)	—	—
Gains on sale of product lines	—	—	8
Total other income (expense), net	$(14)	$1	$6
Other Components of Net Periodic Benefit Costs
The Company disaggregates the service cost component of net periodic benefit costs of noncontributory defined benefit pension plans and other postretirement employee benefit plans and presents the other components of net periodic benefit cost in other income (expense), net. These other components of net period benefit costs include the assumed rate of return on plan assets, partially offset by amortization of actuarial losses and interest.
Impairment of Equity Method Investments
During 2023, the Company recorded an impairment of $15 million related to an equity method investment, which is reflected in nonoperating income (expense).
Gains on Sale of Product Lines
During 2021 the Company divested certain product lines for a cash purchase price, net of cash transferred and transaction costs, of $26 million and recognized a pretax gain on sale of $8 million ($7 million after-tax). The divestiture of these product lines did not represent a strategic shift with a major effect on the Company’s operations and financial results and therefore is not reported as a discontinued operation.